Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Warren E. Pinckert II, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cholestech Corporation on Form 10-Q for the quarterly period ended December 27, 2002 fully complies with the requirements of Section 13(a) or 15d(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

By:	/s/ Warren E. Pinckert II Name: Warren E. Pinckert II Title: President and Chief Executive Officer

     I, William W. Burke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cholestech Corporation on Form 10-Q for the quarterly period ended December 27, 2002 fully complies with the requirements of Section 13(a) or 15d(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

By:	/s/ William W. Burke Name: William W. Burke Title: Vice President of Finance and Chief Financial Officer